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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2009

                                   PPOL, INC.
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             (Exact name of registrant as specified in its charter)

       California                  000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

          3070 Bristol Street, Suite 440, Costa Mesa, California 92626
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERES.

Effective March 31, 2009, Richard Izumi resigned as the chief financial officer ("CFO") and secretary, and as a member of the board of directors, of PPOL, Inc. (the "Company"). Mr. Izumi stated that he elected to resign the aforementioned positions after he determined that he was not receiving expected cooperation from the Company in connection with his internal investigation of related party transactions, and in furtherance of his concern with respect to the Company's compliance with disclosure requirements in Japan. A copy of Mr. Izumi's resignation letter in the foregoing regard is attached as an exhibit to this Form 8-K.

By letter dated April 21, 2009, also attached as an exhibit to this Form 8-K, Masao Yamamoto, president of the Company, denied Mr. Izumi's claim that he was not receiving cooperation in connection with his internal investigation. Mr. Yamamoto states in his letter that the Company's management cooperated fully with Mr. Izumi and provided him all information he requested and answered all his questions. Mr. Yamamoto's letter also states that pending further advice from the Kanto Regional Financial Bureau ("KFB") in Japan, the Company has elected at this time not to proceed with any reporting obligations it may have in Japan. In support thereof, Mr. Yamamoto has received a letter from Japanese counsel, Shimon Takagi of the law firm of White & Case, Tokyo, Japan, dated April 21, 2009, a copy of which is also attached to this Form 8-K. Counsel's letter further points out that if the KFB or other governmental agency in Japan determines that the Company must comply with registration and reporting obligations in Japan, the Company's failure to do so could result in criminal sanctions.

Effective March 23, 2009, Yoshihiro Aota resigned as a member of the board of directors of the Company for personal reasons.

Effective April 1, 2009, the sole remaining director of the Company, Masao Yamamoto, appointed Mitsuhisa Ogata and Manabu Nakamura to serve as members of the board of the Company to fill the vacancies created by the resignations of Messrs. Izumi and Aota. Mr. Yamamoto also determined to serve as the Company's chief financial officer and secretary to fill the vacancies in such offices created by the resignation of Mr. Izumi.

Manabu Nakamura joined AJOL Co., Ltd. ("AJOL"), the Company's wholly-owned subsidiary in 1995. He was promoted to serve as a director of AJOL in March 2000, and thereafter promoted to chief executive officer of Customer Service in March 2005, and continues to serve AJOL in such capacity.

Mitsuhisa Ogata became a director of AJOL in December 2008 and also has served as the president of Green Capital, Inc., the Company's majority shareholder, since October 2007. Prior to that time, Mr. Ogata served as president of Nippon Event Kigi Setsuritsu Co., Ltd.

Item 9.01 Exhibits.

Exhibit 17.1 - Richard Izumi e-mail dated March 31, 2009

Exhibit 17.2 - Masao Yamamoto correspondence dated April 21, 2009

Exhibit 17.3 - Shimon Takagi (White & Case LLP) correspondence dated April 21, 2009


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2009

                                       PPOL, INC.

                                       By: /s/ Masao Yamamoto
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                                           Masao Yamamoto,
                                           Chief Financial Officer and Secretary